Exhibit 99.1



                       Statement to Certificate Holders
                       --------------------------------

To the holders of Core Investment Grade Bond Trust I Pass-Through
Certificates, Series 2002-1 (CUSIP: 21867VAA7) (the "Certificateholders"):

     Reference is made to that certain Trust Agreement, dated as of November 20, 2002, among Core Bond Products LLC, as depositor, The Bank of New York, as trustee (the "Trustee") and securities intermediary, and Banc of America Securities LLC, as administrative agent (the "Trust Agreement") creating the Core Investment Grade Bond Trust I. Capitalized terms used but not specifically defined herein will retain the meanings ascribed to them in the Trust Agreement.

     As of the Distribution Date occurring on May 30, 2005, the Trustee hereby provides the following information with respect to the Underlying Notes:

                                                     % of Aggregate
                                       Principal        Principal     Maturity
       Issuer          Coupon           Amount            Amount        Date
       ------          ------           ------            ------        ----

 AMERICA GENERAL       4.411%     $   75,000,000.00         3.92%     11/30/2007
 ARCHSTONE             4.861%     $   35,000,000.00         1.83%     11/30/2007
 BANK OF AMERICA       3.761%     $  145,000,000.00         7.57%     11/30/2007
 BOEING                4.761%     $  110,000,000.00         5.74%     11/30/2007
 CARRAMERICA           5.261%     $   50,000,000.00         2.61%     11/30/2007
 CATERPILLAR           3.751%     $   75,000,000.00         3.92%     11/30/2007
 CENTEX                5.461%     $   35,000,000.00         1.83%     11/30/2007
 CIT GROUP             5.761%     $  110,000,000.00         5.74%     11/30/2007
 DOW CHEMICAL          5.161%     $  110,000,000.00         5.74%     11/30/2007
 DUKE ENERY            4.611%     $  110,000,000.00         5.74%     11/30/2007
 ERP OPERATING         4.861%     $   50,000,000.00         2.61%     11/30/2007
 FLEETBOSTON           4.391%     $  110,000,000.00         5.74%     11/30/2007
 GENERAL MILLS         3.901%     $  135,000,000.00         7.05%     11/30/2007
 ILFC                  5.491%     $  110,000,000.00         5.74%     11/30/2007
 JP MORGAN             4.471%     $  135,000,000.00         7.05%     11/30/2007
 KIMCO REALTY          4.961%     $   35,000,000.00         1.83%     11/30/2007
 MBNA                  5.711%     $  100,000,000.00         5.22%     11/30/2007
 OCCIDENTAL            4.101%     $   75,000,000.00         3.92%     11/30/2007
 SLM CORP              3.821%     $  110,000,000.00         5.74%     11/30/2007
 VALERO ENERGY         6.311%     $   50,000,000.00         2.61%     11/30/2007
 VODAFONE              4.161%     $  150,000,000.00         7.83%     11/30/2007
                                ------------------------------------
                                  $1,915,000,000.00       100.00%

     The aggregate interest balance due and not paid on the Underlying Notes as of the Distribution Date is $0.00.

     Pursuant to Section 4.02(a) of the Trust Agreement, the Trustee hereby also provides notice of the following with respect to the Distribution Date:

1. The amount of distributions to Certificateholders on the Distribution Date allocable to the principal or interest portion of Available Funds, or the amount of premiums, if any, payable to Certificateholders as a result of the optional redemption of Underlying Notes, is at set forth below (expressed as a Dollar amount per minimum denomination of Certificates):

                                                                                      Premium Amount
 Total Amount Payable    Distribution Amount              Distribution Amount     Payable as a Result
 to Certificateholders  Allocable to Interest           Allocable to Principal   of Optional Redemption
 ---------------------  ---------------------           ----------------------   ----------------------
       $23.1830                $23.1830                          $0.00                   $0.00


2. At the close of business on the Distribution Date, the aggregate Certificate Principal Balance was $1,915,000,000.00.

3. The amount received by the Trustee on the related Underlying Notes for the applicable Underlying Note Accrual Period was $44,433,825.00.

4. The aggregate principal amount of the Underlying Notes as of the Distribution Date was $1,915,000,000.00 The weighted average interest rate per annum to the Underlying Notes for the next succeeding Underlying Note Accrual Period, assuming no optional redemption of any Underlying Notes, is 4.640608%.

                                          The Bank of New York, as Trustee


                                          By:  /s/ Millie Cicero
                                               ---------------------------
                                               Name:  Millie Cicero
                                               Title: Assistant Treasurer



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